TODCO
Monthly Rig Status Report
as of
April 30, 2007

					Contract (2)		Est. Duration (2)
	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

		US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Maritech Resources Inc.	four wells	Mid $30s	87	07/26/07	Rig offhire 16 days April
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp, TD	Operating	Red Willow Offshore, LLC	term	High $60s	313	03/08/08
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	Pel-Tex Oil Co., LLC	one well	Low $40s	32	06/01/07
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $30s	33	06/02/07
7	Rig 17	Posted - 3000 hp, TD	Operating	PPI Managed Risk, L.P.	one well	High $40s	15	05/15/07
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	2	05/02/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	ADTI	one well	High $50s	59	06/28/07
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	24	05/24/07
			Shipyard				36	06/29/07
14	Rig 29	Conv - 3000 hp, TD	Idle						Rig offhire 20 days April
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	37	06/06/07
19	Rig 46	Posted - 3000 hp, TD	Operating	ADTI	one well	Low $50s	39	06/08/07	Rig offhire 7 days April
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	High $40s	122	08/30/07
22	Rig 49	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	Mid $40s	111	08/19/07	Rig offhire 25 days April
23	Rig 52	Posted - 2000 hp, TD	Idle						Rig offhire 30 days April
24	Rig 55	Posted - 3000 hp, TD	Operating	Energy Partners, Limited	term	Low $40s	66	07/05/07
25	Rig 57	Posted - 2000 hp, TD	Idle						Rig offhire 30 days April
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Denbury Onshore LLC	term	Low $40s	70	07/09/07
						Average	59	days

TODCO
Monthly Rig Status Report
as of
April 30, 2007

				Contract (2)		Est. Duration (2)
Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments
US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	one well	Low $100s	28	05/28/07	One well with ADTI moved to THE 251
2	THE 77	Submersible, TD	Operating	Plains Exploration & Production Co.	term	High $80s	80	07/19/07
3	THE 78	Submersible, TD	Operating	Energy Partners Limited	term	Mid $110s	51	06/20/07
4	THE 150	150' - ILC, TD	Shipyard				4	05/04/07	Rig offhire 20 days April

5	THE 152	150' - MC, TD	Shipyard				10	05/10/07	Rig offhire 21 days April
6	THE 153	150' - MC, TD	Idle
7	THE 155	150' - ILC	Cold Stacked 07/01
8	THE 191	160' - MS	Cold Stacked 08/01
9	THE 200	200' - MC, TD	Idle
10	THE 201	200' - MC, TD	Idle
11	THE 202	200' - MC, TD	Operating	El Paso E&P Company L.P.	one well	Low $80s	21	05/21/07	Two wells with Medco moved to THE 253
12	THE 203	200' - MC, TD	Operating	Energy XXI Services, LLC	term	Low $70s	58	06/27/07
13	THE 204	200' - MC, TD	Operating	Apache Corp	term	Mid $110s	166	10/13/07	Rig offhire 15 days April
14	THE 207	200' - MC, TD	Operating	Medco Energy	three wells	Low $70s	44	06/13/07
15	THE 250	250' - MS, TD	Operating	LLOG	four wells	Low $70s	30	05/30/07
16	THE 251	250' - MS, TD	Operating	ADTI	one well	Low $70s	54	06/23/07	Well moved from THE 75
17	THE 252	250' - MS, TD	Operating	ADTI	one well	Mid $80s	30	05/30/07
				Arena Offshore	term	Mid $80s	59	07/28/07
18	THE 253	250' - MS, TD	Operating	Medco Energy	two wells	Low $80s	54	06/23/07	Well moved from THE 202
19	THE 254	250' - MS	Cold Stacked 07/01
20	THE 255	250' - MS	Cold Stacked 07/01
21	THE 256	250' - MS, TD	Cold Stacked 03/99
						Average	42	days

Land Rigs - Texas
1	Rig #26	750 hp	Idle
2	Rig #27	900 hp	Idle

TODCO
Monthly Rig Status Report
as of
April 30, 2007

				Contract (2)		Est. Duration (2)
Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200' - MC, TD	Shipyard						Repairs complete in June
			Operating	PEMEX	term		730		Contracted start early Q4, but discussing earlier date; Dayrate adjusts quarterly to published GOM index for 200' Mat Cantilever + $20,000
2	THE 206	200' - MC, TD	Operating	PEMEX	term	Mid $60s	55	06/24/07
					term	Low $110s	730	06/23/09
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	364	04/28/08
						Average	626	days

Angola
1	THE 185	120' - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	111	08/19/07
					term	Mid $120s	365	08/18/08
						Average	476	days

Brazil
1	THE 156	150' - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	two wells	Mid $70s	102	08/10/07
						Average	102	days

Malaysia
1	THE 208	200' - MC	Reactivating	Murphy	term	Low $110s	1,095
						Average	1,095	days

Trinidad
1	THE 110	100' - MC, TD	Operating	Trinmar	term	Low $50s	354	04/18/08
2	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	one well	Low $30s	64	07/03/07
						Average	209	days

Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	term	Mid $30s	350	04/14/08	Execution of 1 year term contract pending
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	term	Mid $30s	343	04/07/08	Execution of 1 year term contract pending
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	term	Mid $30s	329	03/24/08	Execution of 1 year term contract pending
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	term	Mid $30s	347	04/11/08	Execution of 1 year term contract pending
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	High $30s	173	10/20/07
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	one well	Mid $30s	20	05/20/07

1
Rigs described as "operating" are under contract while rigs described as "idle" are not under contract but generally are ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

2
Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Changes from last report are highlit.